PROSPECTUS

February 1, 2010

Ariel Fund (Ticker Symbol: ARGFX)

Ariel Appreciation Fund (Ticker Symbol: CAAPX)

Ariel Focus Fund (Ticker Symbol: ARFFX)

The Securities and Exchange Commission has not approved or disapproved of the shares of the Funds, nor has it determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

ARIEL INVESTMENTS

CONTENTS

Fund summaries

1	Ariel Fund

4	Ariel Appreciation Fund

7	Ariel Focus Fund

10	Value investing defined

12	Management of the Funds

14	Managing your Ariel account

23	Financial highlights

Ariel Fund

Investment objective

Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.

Fees and expenses of the Fund

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund. You do not pay a sales charge or load when you buy or sell shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.61%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.28%
Total annual operating expenses	1.14%

The example below illustrates the expenses you would pay on a $10,000 investment in Ariel Fund. The example assumes that the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

	1-Year	3-Year	5-Year	10-Year
Ariel Fund	$116	$362	$627	$1,384

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal investment strategy

Ariel Fund invests primarily in common stocks of companies with market capitalizations between $1 billion and $5 billion, measured at the time of purchase. Over time, the market capitalizations for the Fund’s portfolio companies may change.

The essence of the Fund’s strategy is a combination of patience and stock selection. The Fund holds investments for a relatively long period of time—generally five years. As long as a portfolio company otherwise meets the Fund’s investment criteria and style, increased capitalization does not prevent the Fund from holding or buying more shares.

The Fund seeks to invest in quality companies in industries in which Ariel Investments (“Ariel” or “Adviser”) has expertise. The Fund only buys when Ariel believes that these businesses are selling at excellent values.

Quality companies typically share several attributes that Ariel believes should result in capital appreciation over time: high barriers to entry, sustainable competitive advantages, predictable fundamentals that allow for double digit earnings growth, skilled management teams and solid financials. Ariel’s strategy to focus on a limited number of industries is designed to add value in areas in which the Adviser has expertise. We believe such approach creates a concentrated portfolio of well-researched stocks. As disciplined value investors, we make opportunistic purchases when great companies are temporarily out of favor—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to intrinsic worth. We will sell a stock if its valuation reaches our private market value as determined by the Adviser or if there are material changes to a company’s fundamentals.

The Fund does not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns. We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

Ariel Fund is a diversified fund that generally will not hold more than 50 securities in its portfolio.

Principal risks

Although Ariel Investments makes every effort to achieve the Fund’s objective of long-term capital appreciation, the Adviser cannot guarantee it will attain that objective. You could lose money by investing in this Fund. The principal risks include:

•

Small and medium capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks also could be more volatile.

•	The general level of stock prices could decline.

•

The Fund often invests a significant portion of its assets in companies within the financial services and consumer discretionary sectors and its performance may suffer if these sectors underperform the overall stock market.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Performance

The bar chart below and the table on the following page show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s annual total returns over time by showing changes in the Fund’s performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, please visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total Return for the Year Ended December 31

Best Quarter:	2Q ’09	34.75%
Worst Quarter:	4Q ’08	-34.28%

Return for the fiscal quarter ended 12/31/09 was 7.79%.

	As of December 31, 2009
Average Annual Total Returns	1-Year	5-Year	10-Year	Since Inception
Return Before Taxes	63.42%	(1.53)%	7.26%	10.80%
Return After Taxes on Distributions(a)	63.41%	(2.37)%	6.23%	9.16%
Return After Taxes on Distributions and Sale of Fund Shares(a)	41.22%	(1.35)%	6.07%	8.98%
Russell 2500 Value Index (reflects no deductions for fees, expenses or taxes)	27.68%	0.84%	8.18%	10.80%
Russell 2500 Index (reflects no deductions for fees, expenses or taxes)	34.39%	1.58%	4.91%	9.92%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	26.46%	0.42%	(0.95)%	9.22%

(a)         After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements such as Individual Retirement Accounts (IRAs).

Investment adviser

Ariel Investments, LLC, is the investment adviser to the Fund.

Portfolio managers

John W. Rogers, Jr., Lead Portfolio Manager since 1986

John P. Miller, CFA, Portfolio Manager since 2006

For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries please refer to page 9.

Ariel Appreciation Fund

Investment objective

Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.

Fees and expenses of the Fund

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund. You do not pay a sales charge or load when you buy or sell shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.73%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.27%
Total annual operating expenses	1.25%

The example below illustrates the expenses you would pay on a $10,000 investment in Ariel Appreciation Fund. The example assumes that the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

	1-Year	3-Year	5-Year	10-Year
Ariel Appreciation Fund	$127	$396	$686	$1,511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal investment strategy

Ariel Appreciation Fund invests primarily in common stocks of companies with market capitalizations between $2.5 billion and $15 billion measured at the time of purchase. Over time, the market capitalizations for the Fund’s portfolio companies may change.

The essence of the Fund’s strategy is a combination of patience and stock selection. The Fund holds investments for a relatively long period of time—generally five years. As long as a portfolio company otherwise meets the Fund’s investment criteria and style, increased capitalization does not prevent the Fund from holding or buying more shares.

The Fund seeks to invest in quality companies in industries in which Ariel has expertise. The Fund only buys when Ariel believes that these businesses are selling at excellent values.

Quality companies typically share several attributes that Ariel believes should result in capital appreciation over time: high barriers to entry, sustainable competitive advantages, predictable fundamentals that allow for double digit earnings growth, skilled management teams and solid financials. Ariel’s strategy to focus on a limited number of industries is designed to add value in areas in which the Adviser has expertise. We believe such approach creates a concentrated portfolio of well-researched stocks. As disciplined value investors, we make opportunistic purchases when great companies are temporarily out of favor—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to intrinsic worth. We will sell a stock if its valuation reaches our private market value as determined by the Adviser or if there are material changes to a company’s fundamentals.

The Fund does not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns. We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

Ariel Appreciation Fund is a diversified fund that generally will not hold more than 50 securities in its portfolio.

Principal risks

Although Ariel Investments makes every effort to achieve the Fund’s objective of long-term capital appreciation, the Adviser cannot guarantee it will attain that objective. You could lose money by investing in this Fund. The principal risks include:

•

Medium capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks also could be more volatile.

•	The general level of stock prices could decline.

•

The Fund often invests a significant portion of its assets in companies within the financial services and consumer discretionary sectors and its performance may suffer if these sectors underperform the overall stock market.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Performance

The bar chart below and the table on the following page show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s annual total returns over time by showing changes in the Fund’s performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, please visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total Return for the Year Ended December 31

Best Quarter:	2Q ’09	29.74%

Worst Quarter:	4Q ’08	-29.88%

Return for the fiscal quarter ended 12/31/09 was 10.36%.

	As of December 31, 2009
Average Annual Total Returns	1-Year	5-Year	10-Year	Since Inception
Return Before Taxes	62.96%	1.69%	7.15%	10.31%
Return After Taxes on Distributions(a)	62.89%	0.45%	6.09%	9.00%
Return After Taxes on Distributions and Sale of Fund Shares(a)	40.92%	1.16%	5.93%	8.74%
Russell Midcap Value Index (reflects no deductions for fees, expenses or taxes)	34.21%	1.98%	7.58%	10.67%
Russell Midcap Index (reflects no deductions for fees, expenses or taxes)	40.48%	2.43%	4.98%	10.36%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	26.46%	0.42%	(0.95)%	8.30%

(a)         After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements such as Individual Retirement Accounts (IRAs).

Investment adviser

Ariel Investments, LLC, is the investment adviser to the Fund.

Portfolio managers

John W. Rogers, Jr., Lead Portfolio Manager since 2002

Timothy Fidler, CFA, Portfolio Manager since 2009

Matthew F. Sauer, Portfolio Manager since 2006

For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries please refer to page 9.

Ariel Focus Fund

Investment objective

Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.

Fees and expenses of the Fund

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund. You do not pay a sales charge or load when you buy or sell shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.87%
Total annual operating expenses	1.87%*
Less fee waiver or expense reimbursement	(0.62)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%

*                 The Advisor is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2011. The agreement automatically renews for additional one-year periods if not terminated in writing by either party before September 30 of each year.

The example below illustrates the expenses you would pay on a $10,000 investment in Ariel Focus Fund. The example assumes that the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example reflects contractual fee waivers and reimbursement through September 30, 2011. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

	1-Year	3-Year	5-Year	10-Year
Ariel Focus Fund	$127	$463	$891	$2,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal investment strategy

Ariel Focus Fund invests primarily in common stocks of companies with market capitalizations in excess of $10 billion measured at the time of purchase. Over time, the market capitalizations for the Fund’s portfolio companies may change.

The essence of the Fund’s strategy is a combination of patience and stock selection. The Fund holds investments for a relatively long period of time—generally five years. As long as a portfolio company otherwise meets the Fund’s investment criteria and style, increased capitalization does not prevent the Fund from holding or buying more shares.

The Fund seeks to invest in quality companies in industries in which Ariel has expertise. The Fund only buys when Ariel believes that these businesses are selling at excellent values.

Quality companies typically share several attributes that Ariel believes should result in capital appreciation over time: high barriers to entry, sustainable competitive advantages, predictable fundamentals that allow for double digit earnings growth, skilled management teams and solid financials. Ariel’s strategy to focus on a limited number of industries is designed to add value in areas in which the Adviser has expertise. We believe such approach creates a concentrated portfolio of well-researched stocks. As disciplined value investors, we make opportunistic purchases when great companies are temporarily out of favor—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to intrinsic worth. We will sell a stock if its valuation reaches our private market value as determined by the Adviser or if there are material changes to a company’s fundamentals.

The Fund does not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns. We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

Ariel Focus Fund is a non-diversified fund, which means that the Fund could own as few as 12 securities, but will generally own about 20 securities in its portfolio.

Principal risks

Although Ariel Investments makes every effort to achieve the Fund’s objective of long-term capital appreciation, the Adviser cannot guarantee it will attain that objective. You could lose money by investing in this Fund. The principal risks of investing in the Fund include:

•	As the Fund holds relatively few stocks, a fluctuation in one stock could significantly affect overall performance.

•	The stocks in companies held by the Fund could fall out of favor.

•	The general level of stock prices could decline.

•	The Fund may invest up to 20% of its respective assets in securities of foreign companies, which may involve risks of currency fluctuation and adverse developments in the foreign countries.

•

The Fund often invests a significant portion of its assets in companies within the financial services and consumer discretionary sectors and its performance may suffer if these sectors underperform the overall stock market.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Performance

The bar chart below and the table on the following page show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s annual total returns over time by showing changes in the Fund’s performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, please visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total Return for the Year Ended December 31

Best Quarter:	2Q’09	22.87%
Worst Quarter:	4Q’08	-26.82%

Return for the fiscal quarter ended 12/31/09 was 7.34%.

	As of December 31, 2009
Average Annual Total Returns	1-Year	5-Year	10-Year	Since Inception
Return Before Taxes	33.46%	N/A	N/A	(0.10)%
Return After Taxes on Distributions(a)	33.28%	N/A	N/A	(0.51)%
Return After Taxes on Distributions and Sale of Fund Shares(a)	21.75%	N/A	N/A	(0.29)%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	19.69%	(0.25)%	2.47%	(0.80)%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	26.46%	0.42%	(0.95)%	0.49%

(a)         After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements such as Individual Retirement Accounts (IRAs).

Investment adviser

Ariel Investments, LLC, is the investment adviser to the Fund.

Portfolio managers

Charles Bobrinskoy, Co-Portfolio Manager since 2005

Timothy Fidler, CFA, Co-Portfolio Manager since 2005

Purchase and sale of Fund shares

Investors may purchase or redeem Fund shares on any business day by written request, via the internet, wire transfer, telephone or through a financial intermediary. You may conduct transactions by mail (Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53210-0701), by internet at arielinvestments.com or by telephone at 800.292.7435. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular	$1,000	$100
Retirement	$1,000	$100
Coverdell Education Savings Account	$1,000	$100
Automatic investment plan (AIP)	$0 (waived)	$50 per month

Tax information

The Funds distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to broker-dealers and other financial intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Value investing defined

Investment objective

The Funds pursue a common objective: long-term capital appreciation. The Funds invest for appreciation, not income. They seek stocks whose underlying value should increase over time. Any dividend and interest income the Funds earn is incidental to their fundamental objective. The Adviser cannot guarantee any Fund will achieve capital appreciation in every circumstance, but Ariel is dedicated to that objective.

Investment strategy and approach

By concentrating on long-term investing, Ariel believes that its patient approach allows the Funds to take advantage of buying opportunities that frequently arise from Wall Street’s excessive focus on the short-term. For more information on the Funds’ investment strategy, please refer to each respective Summary.

Uncovering value

Ariel’s proprietary research process begins with reviewing primary sources – financial analysts’ reports, press releases and company financial statements. Digging deeper, our analysts review newspapers, company websites, trade periodicals and technical journals. In this way, we believe we can uncover outstanding investment opportunities that others may miss.

Ariel applies the same intensive research approach once we have identified a candidate for investment. We scrutinize the company’s financial history and analyze its prospects. For each prospective investment, we develop independent long-range financial projections and detail the risks that the company may face.

A network of independent, third-party contacts reveals the invaluable insights of customers, suppliers, competitors and industry insiders, as well as other investment managers.

Ariel Investments believes the character and quality of a company’s management is an important factor in determining its success. We believe the skill of the management team will help a company overcome unforeseen obstacles.

A long-term view

Ariel believes the market will ultimately reward the companies in which the Funds invest, and we give them the time such recognition requires, generally five years and sometimes even longer. This long-term approach means that the Funds typically have low rates of turnover.

Each time a mutual fund turns over a holding (i.e., sells one stock to buy another or sells securities to meet redemptions), it normally incurs transaction charges that negatively impact investment returns – the higher the turnover rate, the higher the impact of the transaction costs. High turnover rates can reduce investment performance while low turnover rates can enhance it. A low rate of turnover can offer yet another advantage because it may defer a fund’s taxable capital gains.

The Funds sell stocks when full valuation is reached or when the reasons for purchase no longer apply. In determining whether a stock is fully valued, the Funds look at the price-to-earnings ratio based on future earnings and whether the stock trades at a discount to our private market value calculation. The Funds also may sell a stock when there is a major change in the competitive landscape, a substantial shift in company fundamentals, a loss of faith in management’s abilities or when there are more compelling buying opportunities.

The responsibility factor

Ariel Investments believes ethical business practices make good investment sense. The following table summarizes our review of the business practices of companies.

We do not invest in corporations whose primary source of revenue is derived from:

•  the production or sale of tobacco products or

•  the manufacture of handguns.

We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

We consider a company’s environmental record which includes reviewing research from outside vendors that provide such services. This research typically examines various aspects of a company’s environmental record, including whether it is taking positive steps toward preserving our environment, whether a company is a defendant in any environmental cases and faces significant fines, and how the company performs relative to its peers within the respective industry on environmental issues.

We believe in the long run, a company that adopts environmentally sound policies is likely to face less government regulation of its business.

We encourage portfolio companies to have an open dialogue on:

•  giving back to the community,

•  a dedication to education, and

•  proactive diversity practices.

A company that fosters community involvement among its employees should inspire community support.

Educating people on the benefits of saving and investing promotes a stable future. Additionally, we believe that a company that cultivates diversity is more likely to attract and recruit the best talent and broaden its markets in profitable new directions.

Foreign securities

Ariel Focus Fund may invest up to 20% of its net assets in foreign securities. Ariel Fund and Ariel Appreciation Fund may invest up to 10% of their respective net assets in foreign securities. Investments in foreign securities may be made through the purchase of individual securities on recognized foreign exchanges and developed over-the-counter markets, or through American Depositary Receipts (ADR) or Global Depositary Receipts (GDR) covering such securities. The Funds expect to invest in foreign securities mainly through ADRs or GDRs.

The value of foreign securities may be affected by changes in exchange rates, as well as other factors that affect securities prices. There generally is less information publicly available about foreign securities and foreign securities markets, and there may be less government regulation and supervision of foreign issuers and foreign securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. The Funds have not invested in, and do not currently expect to invest in, “emerging” foreign market securities.

Cash positions

At times, Ariel may maintain larger than normal cash positions in a Fund. However, cash positions in a Fund are generally not held for defensive purposes, but are maintained while the Adviser searches for compelling investments.

Principal investment risks

Although Ariel Investments makes every effort to achieve each Fund’s objective of long-term capital appreciation, the Adviser cannot guarantee it will attain that objective. You could lose money on your purchase of shares in any of the Funds. The Fund Summaries list the principal risks of investing in the Funds. Please refer to the respective Summary. The Funds avoid start-up ventures and highly cyclical or speculative companies and seek companies with solid financials and proven records. Additionally, the performance of financial services companies can be impacted by regulatory changes, interest rate fluctuations and changes in general economic conditions. Consumer discretionary companies may be adversely affected by changes in consumer spending, commodity price volatility, increased competition, depletion of resources and labor relations.

Although past performance cannot predict future results, stock investments historically have outperformed most bond and money market investments over long time periods. However, this higher return has come at the expense of greater short-term price fluctuations. Thus, you should not consider investing in the Funds if you anticipate a near-term need – typically within five years – for either the principal or the gains from your investment.

Management of the Funds

Investment adviser

Ariel Investments, which began operations in 1983, manages the investments of the Funds. Its investment management services include buying and selling securities on behalf of the Funds, as well as conducting the research that leads to buy and sell decisions. The firm is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601 (Telephone: 312.726.0140 or 800.725.0140, website: arielinvestments.com).

Every year the Funds’ Board of Trustees considers whether to continue and renew the investment management agreements for the Funds. A discussion regarding the basis for the Trustees’ approving the agreements is available in the Funds semi-annual report to shareholders for the six months ended March 31.

Management fees

Ariel Fund

Ariel Investments is paid for its investment and administration services provided to Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, declining to 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2009, the fee amounted to 0.61% of average daily net assets.

Ariel Appreciation Fund

Ariel Investments is paid for its investment and administration services provided to Ariel Appreciation Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, declining to 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2009, the fee amounted to 0.73% of average daily net assets.

Ariel Focus Fund

Ariel Investments is paid for its investment and administration services provided to Ariel Focus Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, declining to 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2009, the fee amounted to 0.75% of average daily net assets.

Portfolio managers

Ariel Fund and Ariel Appreciation Fund

John W. Rogers, Jr., Chairman, CEO and Chief Investment Officer, Ariel Investments. John is the Lead Portfolio Manager for Ariel Fund and Ariel Appreciation Fund. As such, he makes the final investment decisions for both Funds and works closely with the Portfolio Managers for each Fund. He founded the firm in 1983 and has served as Portfolio Manager for Ariel Fund since 1986 and for Ariel Appreciation Fund since 2002.

John P. Miller, CFA, Senior Vice President and Portfolio Manager, Ariel Fund. John has served in this capacity since November 2006. He joined Ariel Investments in 1989 and has held a variety of investment positions during his tenure at the firm. John began his investment career at Cantor Fitzgerald & Co. in 1987.

Matthew F. Sauer, Senior Vice President and Portfolio Manager, Ariel Appreciation Fund. Matt has served in this capacity since November 2006. He joined Ariel Investments in May 2006. Prior to joining Ariel, Matt worked 13 years at Oak Value Capital Management where he served in a variety of leadership positions including Executive Vice President, Senior Portfolio Manager and Director of Research.

Timothy Fidler, CFA, Senior Vice President, Portfolio Manager, Ariel Appreciation Fund and Co-Portfolio Manager, Ariel Focus Fund. Tim has served as Portfolio Manager since November 2009. Tim has held a variety of positions at Ariel Investments. Prior to joining Ariel in 1999, he was a Research Analyst and Portfolio Manager at Morgan Stanley working on the firm’s U.S. value management teams.

Ariel Focus Fund

Charles K. Bobrinskoy, Vice Chairman, Director of Research and Co-Portfolio Manager, Ariel Focus Fund. Charlie has served as Co-Portfolio Manager since the Fund’s inception. He also oversees Ariel’s investment team and trading operations. Prior to joining Ariel in 2004, Charlie spent 21 years working at Citigroup and its predecessor company, Salomon Brothers, Inc., where he served in a variety of leadership positions, ultimately including Managing Director and Head of North American Investment Banking Branch Offices.

Timothy Fidler, CFA, Senior Vice President, Co-Portfolio Manager, Ariel Focus Fund and Portfolio Manager, Ariel Appreciation Fund. Tim has served as Co-Portfolio Manager since the Fund’s inception. Tim has held a variety of positions at Ariel Investments. Prior to joining Ariel in 1999, he was a Research Analyst and Portfolio Manager at Morgan Stanley working on the firm’s U.S. value management teams.

The Statement of Additional Information provides more details about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the respective Fund(s) they manage.

Administration

The Adviser is responsible for the administrative services for the Funds. These services include:

•	Responding to shareholder requests for information on their accounts and the Funds in general

•	Preparing quarterly reports for shareholders

•	Preparing reports for the Board of Trustees

The Adviser has engaged an independent organization, State Street Bank and Trust Company (“State Street”), to perform day-to-day fund administration and tax reporting services. State Street is also the Funds’ fund accountant and custodian. State Street prices the shares of each Fund daily and oversees the payment of distributions to shareholders. U.S. Bancorp Fund Services, LLC (“USBFS”), serves as the Funds’ transfer agent. USBFS maintains shareholder records, opens shareholder accounts and processes buy and sell orders for shares of the Funds.

Managing your Ariel account

You may purchase or sell shares in the Funds directly or through an intermediary, such as a broker, bank, investment adviser or record-keeper. Intermediaries may charge other fees to their clients—check with your financial adviser. The following sections apply to purchasing and selling Fund shares directly.

Doing business with Ariel

Shareholder services representatives are available Monday through Friday (except holidays) from 8:00 am to 7:00 pm Central Time. The Funds’ website and Turtle Talk (automated shareholder information hotline) are both available 24 hours a day, 7 days a week.

Shares of the Funds are offered for sale in the United States and its territories only. To invest in the Funds, you must be a U.S. citizen or resident alien, and you must reside in the United States and its territories or have a U.S. military address.

Opening a new Ariel account

You can open an account in any of three ways: by mail, via the Internet or by wire.

By mail

You can obtain an account application by calling 800.292.7435 or by downloading an application from arielinvestments.com. Mail your completed application to:

Regular mail	Overnight mail

Ariel Investment Trust	Ariel Investment Trust
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, Floor 3
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Internet transactions

To open an account via the Internet with no forms to print or mail, go to arielinvestments.com and click on “Open an Individual Account.”

Payment for shares purchased through the Funds’ website may be made only through an ACH (Automatic Clearing House) debit of your bank account of record. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same purchase and redemption minimums and maximums as other transaction methods.

You should be aware that there may be delays, malfunctions or other inconveniences associated with the Internet. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

The Funds employ procedures to confirm that transactions entered through the Internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions on the website, you will need your account number, Social Security number, username and password. The Funds and their service providers will not be liable for any loss, liability, cost or expense for following instructions communicated through the Funds’ website, including fraudulent or unauthorized instructions.

By wire

To open an account and make an initial investment by wire, a completed account application is required before your wire can be accepted. Upon receipt of your completed application, your account number is assigned. This number will be required as part of the instruction that you should provide to your bank to send the wire. Your bank should transmit monies by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA Number: 075000022

Credit: U.S. Bancorp Fund Services, LLC

Account Number: 112-952-137

Further Credit: Ariel Investment Trust

(Your shareholder registration name)

(Your shareholder account number and Fund name)

Before sending a wire, please contact the transfer agent at 800. 292.7435 to advise them of your intent to wire monies. This will ensure prompt and accurate credit upon receipt of your wire. Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied. Wired funds must be received prior to 3:00 pm Central Time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Wires cannot be sent on days when the Federal Reserve is closed (even if the Funds are open for business). This includes Columbus Day and Veterans’ Day. Wire orders to buy or sell shares that are placed on such days will be processed on the next day that both the Funds and the Federal Reserve are open.

Important information about opening an account

When you are establishing your account, the Funds are required by law to verify your identity. If the Funds are unable to verify your identity based on the information you provide, they reserve the right to close and liquidate your account. You will receive the Fund share price for the day your account is closed and the proceeds will be mailed to you. Please note that your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction. Under some circumstances, the Funds may be required to “freeze” your account if information matches government suspicious activity lists.

The Funds reserve the right to hold your proceeds until the earlier of (i) 15 days after your purchase check was invested or (ii) the date your purchase check is verified as cleared.

USA PATRIOT Act

In accordance with the regulations issued under the USA PATRIOT Act, the Funds and USBFS are required to obtain, verify and record information that identifies each person who applies to open an account. For this reason, when you open (or change ownership of) an account, you will be asked for your name, street address (or APO/FPO), date of birth, taxpayer identification number and other information, which will be used to verify your identity.

The Funds are required to reject your account application if you fail to provide all of the required information. The Funds will attempt to contact you or your broker to try and collect the missing information. Please note:

•             If you are unable to provide the requested information or the Funds are unable to contact you within two business days, your application will be rejected and your purchase check will be returned.

•             If you provide the required information following the request, your investment will be accepted and you will receive the Fund price as of the date all information is received.

Please note:

Regarding purchases of shares in the Funds:

•             Refer to “Determining the price for your transaction” on page 21 for information regarding how the Fund share price for your purchase or redemption transaction is determined.

•             Broker-dealers may charge a transaction fee on the purchase or sale of Fund shares.

•             The number of shares you have purchased is calculated based on the Fund share price (net asset value) you received at the time of your order.

•             Purchases are accepted only in U.S. dollars drawn on U.S. banks. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks (except for properly endorsed IRA rollover checks), Treasury checks, cashier’s checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated online bill pay checks, or any conditional order or payment.

•             With an Automatic Investment Program, any time a scheduled investment is rejected by your bank, the Funds will charge your account $15, plus any costs incurred. Two consecutive rejects will result in suspension of your Automatic Investment Program until further notice. If you cancel your Monthly Automatic Investment Program prior to reaching the account minimum, the Funds reserve the right to close your account and send you the proceeds with 30 days prior written notice, unless a balance of $1,000 or more is restored within that 30 day period.

•             If payment for your check or telephone purchase order does not clear, the Funds will cancel your purchase. The transfer agent will charge a $15 fee against your account, in addition to any loss sustained by the Funds for any payment that is returned.

•             Each new account, including adding a Fund to an existing account, that you establish will require an original completed and signed application, except those accounts opened through an exchange of Fund shares from an identically registered account.

•             The Funds reserve the right in their sole discretion to waive investment minimums and/or set lower investment minimums than those minimums stated in this prospectus. For example, the Funds may waive or lower investment minimums for investors who invest in the Funds through an asset-based fee program made available through a financial intermediary or invest in the Funds through a 401(k) or other retirement account.

•             The Funds reserve the right to stop selling the shares at any time. The Funds also reserve the right to terminate the privilege of any investor to open an account or to execute purchases through exchange transactions in any account at any time in the Funds with or without prior notice.

Regarding sales of shares in the Funds:

•             The Funds normally send the proceeds of your redemption to you the next business day except in the case of shares purchased by mail or through an Automatic Investment Program. However, if a Fund believes the sale may adversely affect the operation of the Fund, it may take up to seven days to send your proceeds. We recommend that you call the Funds before redeeming $500,000 or more at 800.292.7435. By calling first, you may avoid delayed payment of your redemption.

•             The Funds reserve the right to pay redemptions in kind (marketable portfolio securities).If the Funds pay your redemptions in kind, you will bear the market risks associated with such securities until you have converted them to cash.

•             The Funds may charge a $10 fee to process payment by wire.

•             If the value of your account falls below $1,000 for any reason, including a market decline, the Funds reserve the right to close your account and send you the proceeds with 30 days prior written notice, unless a balance of $1,000 or more is restored within that 30 day period. The Funds will redeem your shares at the NAV calculated on the day your account is closed.

•            Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please contact the Funds at 800.292.7345 regarding the specific requirements for your transaction.

•             If you recently made a purchase by mail or ACH, the Funds cannot send you the proceeds from your redemption of shares until reasonably satisfied that your purchase payment has cleared. When the Funds receive your redemption request in good form, your shares will be redeemed at the next calculated price, however your proceeds may be delayed until the earlier of 15 days after your purchase was made or the date the Funds can verify your purchase has cleared. Good form means that the Funds’ transfer agent has all information and documentation it deems necessary to effect your order.

•             Certain transactions and account maintenance requests must be made in writing. If there are multiple account owners, all owners must sign these written requests.

•             Once a telephone transaction has been placed, it cannot be cancelled or modified.

•             Shareholders who have an IRA or other retirement plan account must indicate on their redemption request whether or not to withhold federal income tax. If you do not make an election, the Funds will automatically withhold 10% in taxes.

Signature guarantee

In some cases, you will have to make a redemption request in writing and obtain a signature guarantee. A signature guarantee can be obtained from a financial institutional such as a commercial bank, savings bank, credit union or broker-dealer who participates in a signature guarantee program. You many need to be a customer of the financial institution in order to receive a signature guarantee. A signature guarantee is designed to protect you and the Funds from fraudulent activities. The Funds require a signature guarantee in the following situations:

•             If ownership is changed on your account, such as removing a joint owner

•             You want to sell more than $50,000 in shares

•             When redemption proceeds are payable or sent to any person, address or bank account not on the Funds’ records

•             If a change of address was received by the Funds’ transfer agent within the last 30 days

In addition to the situations described above, the Funds and/or their transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances of the particular transaction.

Shareholder services

Shareholder statements and reports

To keep you informed about your investments, the Funds send you various account statements and reports, including:

•             Confirmation statements that verify your buy or sell transaction (except in the case of automatic purchases from bank accounts and automatic redemptions). Please review your confirmation statement for accuracy.

•             Quarter-end and year-end shareholder account statements.

•             Quarterly reports for the Funds, which includes Portfolio Manager Commentary.

•             Shareholder tax forms.

When the Funds send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address.

Should you wish to receive individual copies of materials, please contact us at 800.292.7435. Once we have received your instructions, you will begin receiving individual copies for each account at the same address within 30 days.

Securing your telephone and internet orders

The Funds will take all reasonable precautions to ensure that your telephone and Internet transactions are authentic. By telephone, such procedures include a request for personal identification (account or Social Security number) and tape-recording your instructions. By Internet, such procedures include the use of your account number, Social Security number, username, password and encryption. The Funds and its service providers cannot be held liable for executing instructions they reasonably believe to be genuine. All shareholders, except as noted below, automatically receive telephone and Internet privileges to exchange, purchase or sell shares. Coverdell ESA and 403(b) account holders receive telephone and Internet privileges to purchase and exchange only. If you do not want the flexibility of telephone and Internet privileges, please inform the Funds by telephone or in writing.

Exchanging shares

You may exchange shares of any Fund you own for shares of another Fund, so long as you meet the investment minimums required for each Fund. An exchange represents both a sale and a purchase of Fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange. Shares purchased through exchange must be registered in the current account name with the same Social Security or taxpayer identification number.

You also may exchange the shares of any Fund you own for shares of SSgA Money Market Fund or exchange shares of SSgA Money Market Fund for shares of any Fund. You should read the SSgA Money Market Fund prospectus prior to investing in that mutual fund. You can obtain a prospectus for the SSgA Money Market Fund by calling 800.292.7435 or by visiting our website at arielinvestments.com.

Systematic withdrawals

If you wish to receive regular withdrawals from your account, send a letter with your account name; account number; the number of shares you wish to sell or the dollar amount you wish to receive on a regular basis; how often you wish to receive each payment (monthly or quarterly); and the method of receipt. See page 21 for signature guarantee requirements. Note, you must maintain a minimum balance of $25,000 and make a minimum withdrawal of $100 to participate in a systematic withdrawal plan.

Payments to brokers, dealers and other financial intermediaries

Brokers, dealers, financial intermediaries, record-keepers and other service providers (collectively, “Intermediaries”) may be entitled to receive certain payments from the Funds, the Adviser or, Ariel Distributors, LLC. In addition to compensating Intermediaries for distribution, shareholder servicing and record-keeping, these payments may be required by Intermediaries for selling the Funds’ shares and providing continuing support to shareholders.

Intermediaries may receive (i) distribution and shareholder servicing fees from the Distributor; (ii) fees from the Funds for providing record-keeping and shareholder services to investors who hold shares of the Funds through omnibus accounts; and (iii) other compensation, described below, paid by the Adviser or the Distributor from their own resources.

Intermediaries may, as a condition to distributing the Funds and servicing shareholder accounts, require that the Adviser or the Distributor pay or reimburse the Intermediary for its marketing support expenses, including business planning assistance; educating personnel about the Funds; shareholder financial planning needs; placement on the Intermediary’s list of offered funds; and access to sales meetings, sales representatives and management representatives of the Intermediary.

A number of factors are considered in determining whether to pay these additional fees and the amount of the fees, including the Intermediary’s sales and assets, and the quality of the Intermediary’s relationship with the Adviser and the Distributor. Fees generally are based on the value of shares of the Funds held by the Intermediary for its customers or based on sales of shares of the Funds by the Intermediary, or a combination thereof. Some Intermediaries also may choose to pay additional compensation to their registered representatives who sell the Funds. Such payments may be associated with the status of a Fund on an Intermediary’s preferred list of funds or otherwise associated with the Intermediary’s marketing and other support activities. The foregoing arrangements may create an incentive for Intermediaries, as well as their registered representatives, to provide the Funds enhanced sales and marketing support and/or recommend and sell shares of the Funds rather than other mutual funds.

As of the date of this prospectus, the Adviser and the Distributor made such payments from their own resources to Morgan Stanley & Co., Inc., Pershing LLC and UBS Financial Services, Inc. In the future, they may make such payments to the same or other Intermediaries.

Although the Funds may use brokers who sell shares of the Funds to trade securities in the Funds’ portfolios, the Funds do not consider the sale of Fund shares as a factor when selecting brokers to effect portfolio transactions.

The Statement of Additional Information provides more details about these payments, as well as payments by the Funds to Intermediaries for record-keeping and shareholder services.

Rule 12b-1 fees

The Funds have adopted a plan under Rule 12b-1 that allows the Funds to pay distribution fees of 0.25% of average daily net fund assets for the sale and distribution of shares. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Frequent trading

The Funds do not knowingly permit frequent or short-term trading (also known as market timing). Do not invest in the Funds if you are a market timer. Excessive trading interferes with a Fund’s ability to implement long-term investment strategies; increases a Fund’s portfolio turnover ratio and portfolio transaction expenses; and may increase taxable distributions, decrease tax-efficiency and decrease investment performance for the Fund’s long-term shareholders.

The Funds’ Board of Trustees has adopted market timing policies and procedures. It is the policy of the Funds to discourage, take reasonable steps to deter or minimize, and not accommodate, to the extent practical, frequent purchases and redemptions of shares of the Funds. Although there is no assurance that the Funds will be able to detect or prevent frequent trading or market timing in all circumstances, the following policies have been adopted to address these issues:

•             The Funds monitor trading activity within specific time periods on a regular basis in an effort to detect frequent, short-term or other inappropriate trading. The Funds may deem a sale of Fund shares to be abusive if the sale is made within 60 days of a purchase, if such sales happen more than once per year, or transactions seem to be following a frequent trading pattern. This rule also applies to exchanges of Funds shares. A purchase of a Fund’s shares followed by a redemption within a 60 day period may result in the Fund rejecting a future purchase request made within the next 60 days.

•             The Funds reserve the right to reject any purchase request — including exchanges from any of the Funds or the SSgA Money Market Fund — without notice and regardless of size. A purchase request could be rejected, for example, if the Funds determine that such purchase may disrupt a Fund’s operation or performance or because of a history of frequent trading by the investor. In determining whether such trading activity is disruptive to a Fund, a number of factors are considered including, but not limited to, the size of the trade relative to the size of the Fund, the number of trades and the type of Fund involved.

•             The Funds also reserve the right to terminate the privilege of any investor to open an account or to execute purchase or exchange transactions in any account at any time in the Funds with or without prior notice, if such investor appears to be market timing or if any transaction is inconsistent with the Funds’ frequent trading policies and procedures.

The preceding policies do not apply to the following:

•             Purchases of shares with Fund dividend or capital gains distributions

•             Purchases or sales transacted through the Funds’ Automatic Investment Program involving predetermined amounts on predetermined dates

•             Redemptions of shares to pay Fund or account fees

•             Account transfers and re-registrations of shares within the same Fund

•             Purchases of shares in retirement accounts by asset transfer or direct rollover

•             Emergency situations (which will be determined by the Funds in its sole discretion)

The Funds use several methods to reduce the risks of market timing, including working with Intermediaries and the Funds’ transfer agent to monitor investor accounts (e.g., reviewing holding periods and transaction amounts) and reviewing trading activity to identify transactions that may be contrary to the Funds’ frequent trading policy.

The Funds have not entered into any arrangements that permit organizations or individuals to market time the Funds. Although the Funds will not knowingly permit investors to excessively trade shares of the Funds, investors seeking to engage in frequent trading may employ a variety of strategies to avoid detection, and there can be no guarantee that all market timing will be prevented, despite the best efforts of the Funds and its service providers. The ability of the Funds to detect and curtail excessive trading practices also may be limited by operational systems and technological limitations. The Funds reserve the right to terminate or amend the exchange privilege at any time.

Investing in the Funds through intermediaries and omnibus accounts

The Funds have entered into agreements with Intermediaries which trade shares in the Funds through omnibus accounts in order to help the Funds obtain transaction information from those Intermediaries for the purpose of identifying investors who engage in frequent trading. The Funds cannot always detect or prevent excessive trading that may be facilitated by Intermediaries or by the use of omnibus accounts. There can be no assurance that the Funds will successfully identify all Intermediaries with omnibus accounts in the Funds or all frequent trading that occurs in those accounts. There can be no assurance that Intermediaries will properly administer the Funds’ frequent trading policies.

Intermediaries may apply frequent trading policies that differ from those used by the Funds. If you invest in the Funds through an Intermediary, you should read that firm’s fund materials carefully to learn of any rules or fees that may apply to your trades.

Calculating the Funds’ share prices

The Funds calculate the price of Fund shares at net asset value (NAV) as of the close of trading on the New York Stock Exchange (NYSE) (normally 3:00 pm Central Time) every day the NYSE is open for business. The NAV is computed by subtracting the Fund’s liabilities from its total assets and dividing the result by the number of shares outstanding.

Equity securities held in the Funds’ portfolios generally are valued at their market prices. Bonds generally are valued on the basis of quotations provided by pricing services or dealers in those securities. In cases when quotations for a particular security are not readily available, the fair value of the security is determined based on procedures established by the Board of Trustees.

For example, the Funds may calculate a fair value for a security if the principal market in which a portfolio security is traded closes early or if trading in a security was halted before a Fund calculates its NAV. A security’s fair value may result in a value that is significantly different than its opening price the next day. Further, the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated using last or next reported prices.

Foreign securities may impose additional fair valuation considerations due to the potential for market timing activity. For the purposes of valuation, the Funds define a foreign security as a security that trades solely or principally on a foreign exchange or other foreign market and for which no ADR, GDR or other domestic receipt exists. In the event that the Funds purchase a foreign security, additional procedures would be established and used as described in the valuation procedures established by the Board of Trustees.

Determining the price for your transaction

If the Funds receive your request to purchase, sell or exchange Fund shares at or before NYSE Closing Time (normally 3:00 pm Central Time), you will receive the NAV calculated that day. If your request is received after NYSE Closing Time, your request will be processed at the NAV calculated on the following business day.

In some cases the Funds may require additional documentation to complete your request to purchase, sell or exchange Fund shares. Once the Funds receive your request in good form, your transaction will be processed at the next calculated price.

If you are purchasing, selling or exchanging Fund shares through an Intermediary, your NAV is dependent upon when your Intermediary receives your request and sends it to the Funds. To receive the closing price for the day you place your order, your Intermediary must receive your order at or before NYSE Closing Time and promptly transmit the order to the Funds. The Funds rely on your Intermediary to have procedures in place to assure that our pricing policies are followed.

Distributions

Net realized capital gains of a Fund, if any, are distributed to all shareholders at least annually. Net investment income of a Fund, if any, is declared and distributed once per year. You may receive your Fund dividends and/or capital gains distributions in several ways:

•             Reinvestment. Unless otherwise instructed, your dividends and capital gains distributions will be reinvested in additional Fund shares. The share price is computed as of the declared dividend date.

•             Income only. You may choose to automatically reinvest your capital gains distributions, but receive a check for income dividends. If you prefer, we will send your dividend proceeds directly to your bank or financial institution via ACH transfer. You must establish banking instructions at least 15 days prior to the distribution.

•             Cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the amount of the distribution check in your account, at the Fund’s then current net asset value, and to reinvest all subsequent distributions.

Please note:

•             The Funds will automatically reinvest distributions for IRA, ESA and 403(b) shareholders. A cash payment of a distribution is considered a withdrawal of IRA earnings, and is subject to taxes and potential income tax penalties for those under age 59½. Once you reach 59½, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

•             For those not reinvesting their dividends, the Funds will normally mail distribution checks within 5 business days following the payable date.

Taxes

The tax status of your distributions from a Fund does not depend on whether you reinvest them or take them in cash, nor does it depend on how long you have owned your shares. Rather, income dividends and short-term capital gains distributions are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains and different tax rates apply for these distributions. Every January, the Funds will send you and the IRS a statement called Form 1099-DIV. This form will show the amount of each taxable distribution you received from the previous year. If the total distributions you received for the year are less than $10, you may not receive a Form 1099-DIV. Please note retirement account shareholders will not receive a Form 1099-DIV.

If you sell shares you have held for a year or longer, any gain or loss is treated as a capital gain or loss. If you sell shares within one year of purchase, any gains are treated as ordinary income and losses are subject to special rules.

Disclosure of portfolio holdings

The Funds publicly disclose portfolio holdings as of the most recent quarter-end on the Funds’ website, generally within 5 business days of quarter-end. A summary of the policies and procedures regarding the Funds’ disclosure of portfolio holdings may be found in the Funds’ Statement of Additional Information. This information is also available on the Funds’ website at arielinvestments.com.

Financial Highlights

The tables on the following pages provide financial performance information for the past five fiscal years for Ariel Fund and Ariel Appreciation Fund and for all fiscal years of Ariel Focus Fund’s operating history.

The financial performance information reflects financial results for a single share of each Fund. The total returns represent the rates of return that an investor would have earned, or lost, on an investment in that Fund, assuming all dividends and distributions were reinvested in additional shares of that Fund. This information has been audited by KPMG LLP, whose report, along with the Funds’ financial statements are included in the Funds’ Annual Report, which is available free of charge upon request and at the Funds’ website: arielinvestments.com.

	Year Ended September 30
Ariel Fund	2009	2008	2007	2006	2005
Net asset value, beginning of year	$36.53	$54.60	$52.00	$54.55	$50.62
Income from investment operations:
Net investment income	0.13	0.36	0.03	0.09	0.04
Net realized and unrealized gains (losses) on investments	(0.50)	(13.78)	5.97	0.99	5.70
Total from investment operations	(0.37)	(13.42)	6.00	1.08	5.74

Distributions to shareholders:
Dividends from net investment income	(0.38)	(0.15)	—	(0.15)	(0.02)
Distributions from capital gains	—	(4.50)	(3.40)	(3.48)	(1.79)
Total distributions	(0.38)	(4.65)	(3.40)	(3.63)	(1.81)
Net asset value, end of period	$35.78	$36.53	$54.60	$52.00	$54.55
Total return	(0.36)%	(26.55)%	11.97%	2.16%	11.54%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,712,693	$1,845,578	$3,975,046	$4,280,965	$5,017,851
Ratio of expenses to average net assets	1.14%	1.07%	1.03%	1.07%	1.03%
Ratio of net investment income to average net assets	0.41%	0.76%	0.05%	0.19%	0.08%
Portfolio turnover rate	45%	24%	25%	28%	19%

	Year Ended September 30
Ariel Appreciation Fund	2009	2008	2007	2006	2005
Net asset value, beginning of year	$36.39	$50.65	$48.46	$48.32	$44.62
Income from investment operations:
Net investment income	0.08	0.17	0.18	0.12	0.09
Net realized and unrealized gains (losses) on investments	(1.02)	(9.74)	5.49	2.35	4.86
Total from investment operations	(0.94)	(9.57)	5.67	2.47	4.95

Distributions to shareholders:
Dividends from net investment income	(0.18)	(0.23)	(0.02)	(0.13)	(0.05)
Distributions from capital gains	(3.11)	(4.46)	(3.46)	(2.20)	(1.20)
Total distributions	(3.29)	(4.69)	(3.48)	(2.33)	(1.25)
Net asset value, end of period	$32.16	$36.39	$50.65	$48.46	$48.32
Total return	3.54%	(20.49)%	12.09%	5.32%	11.26%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,234,115	$1,459,648	$2,452,674	$2,732,196	$3,353,103
Ratio of expenses to average net assets	1.25%	1.19%	1.12%	1.16%	1.14%
Ratio of net investment income to average net assets	0.42%	0.39%	0.33%	0.27%	0.17%
Portfolio turnover rate	44%	26%	29%	25%	25%

	Year Ended September 30
					June 30,
					2005(a) to
					September 30,
Ariel Focus Fund	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.74	$11.93	$10.69	$10.23	$10.00
Income from investment operations:
Net investment income	0.05	0.04	0.05	0.04	0.01
Net realized and unrealized gains (losses) on investments	(0.94)	(1.92)	1.24	0.56	0.22
Total from investment operations	(0.89)	(1.88)	1.29	0.60	0.23

Distributions to shareholders:
Dividends from net investment income	(0.06)	(0.04)	(0.05)	(0.03)	—
Distributions from capital gains	—	(0.27)	—	(0.11)	—
Total distributions	(0.06)	(0.31)	(0.05)	(0.14)	—
Net asset value, end of period	$8.79	$9.74	$11.93	$10.69	$10.23
Total return	(9.02)%	(16.08)%	12.05%	6.00%	2.30	%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$34,877	$37,871	$43,275	$28,993	$10,815
Ratio of expenses to average net assets, including waivers	1.25%	1.25%	1.25%	1.25%	1.25	%(c)
Ratio of expenses to average net assets, excluding waivers	1.87%	1.61%	1.63%	2.20%	2.55	%(c)
Ratio of net investment income to average net assets, including waivers	0.68%	0.37%	0.43%	0.48%	0.41	%(c)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.06%	0.00%	0.05%	(0.47)%	(0.89	)%(c)
Portfolio turnover rate	42%	49%	28%	29%	15	%(b)

(a) Commencement of operations

(b) Not annualized

(c) Annualized

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the prior fiscal year.

You can also find more detailed information about the Funds in the current Statement of Additional Information (SAI), dated February 1, 2010, which has been filed electronically with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. To receive your free copy of the SAI, or any of the Funds’ annual or semi-annual reports, or if you have questions about investing in the Funds, contact us at:

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com

email@arielinvestments.com

Copies of the Statement of Additional Information and the Funds’ annual and semi-annual reports also are available on our website, arielinvestments.com.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www/sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C., 20549-1520.

Investment Company Act File No. 811-4786
AIT PRO ©2/10